Exhibit 99.2
ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
COMBINED STATEMENTS OF OPERATIONS INFORMATION
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited, in millions of U.S. dollars)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008

Sales	$566	$870	$1,676	$2,637
Costs and expenses:
Cost of sales, excluding depreciation, amortization and cost of timber harvested	498	641	1,333	2,079
Depreciation, amortization and cost of timber harvested	80	114	261	342
Distribution costs	65	106	191	328
Selling and administrative expenses	32	40	79	136
Closure costs, impairment and other related charges	(80)	11	190	25
Net gain on disposition of assets	(38)	(1)	(90)	(1)

Operating income (loss)	9	(41)	(288)	(272)
Interest expense	(86)	(122)	(336)	(363)
Other (expense) income, net	(33)	2	(55)	64

Loss before reorganization items and income taxes	(110)	(161)	(679)	(571)
Reorganization items, net	(107)	—	(171)	—

Loss before income taxes	(217)	(161)	(850)	(571)
Income tax (provision) benefit	(27)	16	19	30

Net loss including noncontrolling interests	(244)	(145)	(831)	(541)
Net loss (income) attributable to noncontrolling interests	3	(6)	(6)	(14)

Net loss attributable to Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC	$(241)	$(151)	$(837)	$(555)

See accompanying footnote.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
COMBINED BALANCE SHEET INFORMATION
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited, in millions of U.S. dollars)

September 30,
2009

Assets
Current assets:
Cash and cash equivalents	$185
Accounts receivable, net	343
Accounts receivable from affiliates	7
Inventories, net	301
Assets held for sale	526
Other current assets	23

Total current assets	1,385

Fixed assets, net	2,126
Amortizable intangible assets, net	475
Other assets	302

Total assets	$4,288

Liabilities and deficit
Liabilities not subject to compromise:
Current liabilities:
Accounts payable and accrued liabilities	$283
Debtor in possession financing	55
Short-term bank debt	347
Current portion of long-term debt	651
Liabilities associated with assets held for sale	66

Total current liabilities	1,402

Long-term debt, net of current portion	35
Pension and other postretirement projected benefit obligations	57
Other long-term liabilities	103
Deferred income taxes	80

Total liabilities not subject to compromise	1,677

Liabilities subject to compromise	3,265

Total liabilities	4,942

Commitments and contingencies
Deficit:
Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC shareholders’ deficit:
Common stock	2,287
Additional paid-in capital	377
Deficit	(2,696)
Accumulated other comprehensive loss	(690)

Total Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC shareholders’ deficit	(722)
Noncontrolling interests	68

Total deficit	(654)

Total liabilities and deficit	$4,288

See accompanying footnote.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
COMBINED STATEMENTS OF CASH FLOWS INFORMATION
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited, in millions of U.S. dollars)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008

Cash flows from operating activities:
Net loss including noncontrolling interests	$(244)	$(145)	$(831)	$(541)
Adjustments to reconcile net loss including noncontrolling interests to net cash used in operating activities:
Share-based compensation	—	(3)	2	—
Depreciation, amortization and cost of timber harvested	80	114	261	342
Closure costs, impairment and other related charges	(80)	13	190	19
Write-downs of mill stores inventory	—	3	7	3
Deferred income taxes	40	13	7	—
Net pension contributions	33	(54)	(123)	(130)
Net gain on disposition of assets	(38)	(1)	(90)	(1)
Gain on extinguishment of debt	—	—	—	(31)
Amortization of debt discount (premium), net	—	35	46	87
Loss (gain) on translation of foreign currency denominated debt	41	—	28	(12)
Non-cash reorganization items, net	95	—	129	—
Debtor in possession financing costs	—	—	15	—
Changes in working capital:
Accounts receivable	5	(12)	20	(90)
Inventories	34	(9)	52	62
Other current assets	(3)	(34)	(1)	(11)
Accounts payable and accrued liabilities	84	81	172	(7)
Other, net	(73)	(36)	(28)	(24)

Net cash used in operating activities	(26)	(35)	(144)	(334)

Cash flows from investing activities:
Cash invested in fixed assets	(17)	(26)	(49)	(78)
Disposition of assets	49	5	117	160
Decrease (increase) in deposit requirements for letters of credit, net	21	(7)	75	(77)
Cash received in monetization of derivative financial instruments	—	1	5	5

Net cash provided by (used in) investing activities	53	(27)	148	10

Cash flows from financing activities:
Cash dividends to noncontrolling interests	—	(7)	(7)	(14)
Debtor in possession financing	25	—	55	—
Debtor in possession financing costs	1	—	(15)	—
Term loan financing	—	—	—	400
Term loan repayments	—	—	—	(53)
Short-term financing, net	—	1	—	(372)
Issuance of long-term debt	—	—	—	763
Payments of long-term debt	—	(1)	(2)	(277)
Payments of financing fees	—	14	—	(60)

Net cash provided by financing activities	26	7	31	387

Net increase (decrease) in cash and cash equivalents	53	(55)	35	63
Cash and cash equivalents:
Beginning of period	132	250	150	132

End of period	$185	$195	$185	$195

See accompanying footnote.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
BASIS OF PRESENTATION FOOTNOTE
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited)
Unaudited interim combined financial information
The accompanying unaudited interim combined financial information (“Financial Information”) includes the accounts of Abitibi-Consolidated Inc. and its subsidiaries (“Abitibi”) and the accounts of AbitibiBowater US Holding LLC and its subsidiaries (“Holding” and together with Abitibi, the “Company,” “we” or “our”). Both Abitibi and Holding are subsidiaries of AbitibiBowater Inc. (collectively with its subsidiaries and affiliates, unless otherwise indicated, referred to as “AbitibiBowater”).
This Financial Information was prepared solely for the information and use of certain holders of certain of AbitibiBowater’s indebtedness. This Financial Information is not, nor is it intended to be, financial statements prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). Each of Abitibi’s and Holding’s consolidated results of operations information, consolidated cash flows information and consolidated financial position information included in the Financial Information have been derived from the underlying accounting records of AbitibiBowater, primarily following the significant accounting policies and using the same critical accounting estimates and basis of accounting as AbitibiBowater, such as long-lived assets impairment testing. However, this financial information for both Abitibi and Holding may not fully reflect the costs to each entity of doing business on a standalone basis, and any differences could be significant. Accordingly, Abitibi’s and Holding’s information included in this Financial Information has not been derived from financial statements prepared in accordance with U.S. GAAP. On October 29, 2007, Bowater Incorporated combined with Abitibi to form AbitibiBowater Inc. (the “Combination”). The Combination was accounted for as a purchase in accordance with the accounting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 350, “Business Combinations,” (“FASB ASC 350”). The consideration and related costs to effect the Combination were “pushed down” to us and were allocated to the assets acquired and liabilities assumed based on their relative fair values at the date of the Combination in accordance with FASB ASC 350. However, goodwill was not pushed down to us from AbitibiBowater Inc. and this consideration was recorded as part of total deficit.
The principles used to prepare the Financial Information are similar to those used to prepare consolidated financial statements. The Financial Information as of September 30, 2009 and for the three and nine months ended September 30, 2009 and 2008 has been compiled by management on a combined basis to include the accounts of both Abitibi and Holding (prepared on their respective bases as described above), adjusted for eliminations of intercompany transactions between Abitibi and Holding. However, as noted above, the Financial Information as of September 30, 2009 and for the three and nine months ended September 30, 2009 and 2008 is not, nor is it intended to be, in accordance with U.S. GAAP.
Creditor Protection Proceedings
On April 16, 2009, AbitibiBowater Inc. and certain of its U.S. and Canadian subsidiaries, including Holding, filed voluntary petitions (collectively, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) for relief under the provisions of Chapter 11 of the United States Bankruptcy Code, as amended. In addition, on April 17, 2009, certain of AbitibiBowater Inc.’s Canadian subsidiaries, including Abitibi, sought creditor protection (the “CCAA Proceedings”) under the Companies’ Creditors Arrangement Act with the Superior Court of Quebec in Canada (the “Canadian Court”). On April 17, 2009, Abitibi and its wholly-owned subsidiary, Abitibi-Consolidated Company of Canada (“ACCC”), each filed a voluntary petition for provisional and final relief (the “Chapter 15 Cases”) in the U.S. Court under the provisions of Chapter 15 of the United States Bankruptcy Code, as amended, to obtain recognition and enforcement in the United States of certain relief granted in the CCAA Proceedings. The Chapter 11 Cases, the Chapter 15 Cases and the CCAA Proceedings are collectively referred to as the “Creditor Protection Proceedings.” The U.S. Court and the Canadian Court are collectively referred to as the “Courts.” Abitibi’s subsidiary which owns its Bridgewater, United Kingdom operations and almost all of our less than wholly-owned subsidiaries continue to operate outside of the Creditor Protection Proceedings.
Basis of presentation and going concern issues
The underlying financial records from which the Financial Information was derived have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. However, the commencement of the Creditor Protection Proceedings raises substantial doubt about

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
BASIS OF PRESENTATION FOOTNOTE
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited)
AbitibiBowater’s ability to continue as a going concern.
The Creditor Protection Proceedings and AbitibiBowater’s debtor in possession financing arrangements provide AbitibiBowater with a period of time to stabilize its operations and financial condition and develop a comprehensive restructuring plan. Management believes that these actions make the going concern basis of presentation appropriate. However, it is not possible to predict the outcome of these proceedings and as such, the realization of assets and discharge of liabilities are each subject to significant uncertainty. Further, AbitibiBowater’s ability to continue as a going concern is dependent on market conditions and its ability to successfully develop and implement a comprehensive restructuring plan and improve profitability, obtain alternative financing to replace its debtor in possession financing arrangements and restructure its obligations in a manner that allows it to obtain confirmation of a plan of reorganization by the Courts. However, it is not possible to predict whether the actions taken in its restructuring will result in improvements to its financial condition sufficient to allow it to continue as a going concern. If the going concern basis is not appropriate, adjustments will be necessary to the carrying amounts and/or classification of our assets and liabilities.
Further, a comprehensive restructuring plan could materially change the carrying amounts and classifications reported in our Financial Information. The assets and liabilities in our Financial Information do not reflect any adjustments related to such a comprehensive restructuring plan, except for charges related to indefinite idlings and permanent closures as part of our work towards developing a comprehensive restructuring plan. In addition, our Financial Information does not purport to reflect or provide for the consequences of the Creditor Protection Proceedings, such as (i) the realizable value of our assets on a liquidation basis or their availability to satisfy liabilities, (ii) the amounts of pre-petition liabilities that may be allowed for claims or contingencies or the status and priority thereof, (iii) the effect of any changes in our deficit that may be made in AbitibiBowater’s recapitalization or (iv) the effect on our Combined Statements of Operations Information regarding any changes made to our business resulting from AbitibiBowater’s comprehensive restructuring plan.
Effective upon the commencement of the Creditor Protection Proceedings, we applied the guidance in FASB ASC 852, “Reorganizations” (“FASB ASC 852”), in preparing our Financial Information and we will continue to apply this guidance while we operate under the Creditor Protection Proceedings. The guidance in FASB ASC 852 does not change the manner in which financial statements are prepared. However, it requires that the financial statements distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain expenses (including professional fees), charges related to indefinite idlings and permanent closures and other provisions for losses directly associated with or resulting from the reorganization and restructuring of the business that have been realized or incurred in the Creditor Protection Proceedings have been recorded in “Reorganization items, net” in the Combined Statements of Operations Information. The timing of recognition of Reorganization items, net is in accordance with U.S. GAAP related to accounting for severance and termination benefits and accounting for costs associated with exit and disposal activities (including costs incurred in a restructuring). Pre-petition obligations that may be impaired by the reorganization process have been classified in the Combined Balance Sheet Information as “Liabilities subject to compromise.” These liabilities have been reported at the amounts expected to be allowed by the Courts, even if they may be settled for lesser amounts. Additionally, we have continued to record interest expense on certain of our pre-petition debt obligations.
Recently adopted accounting pronouncement
Effective January 1, 2009, we adopted new accounting guidance governing the accounting for and reporting of noncontrolling interests (“NCIs”) in partially owned consolidated subsidiaries and the loss of control of subsidiaries. Certain provisions of this guidance indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity, not as a liability (as was previously the case), that increases and decreases in the parent’s ownership interest that leave control intact be treated as equity transactions, rather than as step acquisitions or dilution gains or losses, and that losses of a partially owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. This guidance also required changes to certain presentation and disclosure requirements. The provisions of this guidance were applied to all NCIs prospectively, except for the presentation and disclosure requirements, which were applied retrospectively to all periods presented. As a result, upon adoption, we retroactively reclassified the “Minority interests in subsidiaries” balance previously included as a separate liability caption in our Combined Balance Sheet Information to a new component of equity with respect to NCIs in consolidated subsidiaries. The adoption also impacted certain captions previously used in our Combined

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
BASIS OF PRESENTATION FOOTNOTE
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited)
Statements of Operations Information, largely identifying net loss including NCI and net loss attributable to the Company. The adoption of this guidance did not have a material impact on our results of operations information or financial position information.